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
AGENCY NO LOAD                                    Since Inception of Underlying Portfolio
                                                  1 Year Without Surrender

Equity Index Fund                                 (1.273041-1.000000)/1.000000                   =            27.30%
Money Market Fund                                 (1.046660-1.000000)/1.000000                   =             4.67%

                                                  Since Inception of Underlying Portfolio
                                                  5 Years Without Surrender

Equity Index Fund                                 ((2.747693/1.000000)^(.200000))-1              =            22.40%
Money Market Fund                                 ((1.238946/1.000000)^(.200000))-1              =             4.38%

                                                  Since Inception of Underlying Portfolio
                                                  10 Years or Since Inception Without Surrender

Equity Index Fund                                 ((4.426309/1.000000)^(0.121021))-1             =            19.72%
Money Market Fund                                 ((1.594350/1.000000)^(0.100000))-1             =             4.78%


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AGENCY NO LOAD - FAFLIC                           Since Inception of Underlying Portfolio
                                                  1 Year With Complete Withdrawal

Equity Index Fund                                 ((1.273041-1.000000)/1.000000)-0.01500                      =             25.80%
Money Market Fund                                 ((1.046660-1.000000)/1.000000)-0.01500                      =              3.17%

                                                  Since Inception of Underlying Portfolio
                                                  5 Years With Complete Withdrawal

Equity Index Fund                                 (((2.747693/1.000000)^(.200000))-1)-0.01500                 =             20.90%
Money Market Fund                                 (((1.238946/1.000000)^(.200000))-1)-0.01500                 =              2.88%

                                                  Since Inception of Underlying Portfolio
                                                  10 Years or Since Inception With Complete Withdrawal

Equity Index Fund                                 (((4.426309/1.000000)^(365/3016))-1)-0.01500                =             18.22%
Money Market Fund                                 (((1.594350/1.000000)^(0.100000))-1)-0.01500                =              3.28%
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